                                                                    Exhibit 10.1


                        Exhibit to Registration Statement
                             Sunderland Corporation
                           Selling Securityholder List

Robert Aalberts
311 Vallarte Drive
Henderson Nv 89614

Anthony Alfano &
Madeline Alfano Ten Com
20 Hancock Lane
Manalapan Nj 07726

Marcella Ardelean
6300 Canyon Ridge Drive
Las Vegas Nv 89108

Clark Central Ave
152 Central Ave
Clark Nj 07066


Celene Ayala
4818 Sail Point St
Las Vegas Nv 89147

Adnan Aydin
737 Paramus Road
Paramus Nj 07652

Adnan Aydin Cust
Alan Aydin
Unif Tran Min Act Nj
737 Paramus Road
Paramus Nj 07655

Fuat Aydin Cust
Albert Fuat Aydin
Unif Tran Min Act Nj
33 Apple Groove Drive
Holmdel Nj 07033

Fuat Aydin Cust
Brenda Alicia Aydin
Unif Tran Min Act Nj
33 Apple Grove Drive
Holmdel Nj 07033

Cora Aydin Cust
Christopher Aydin
Unif Tran Min Act Nj
637 Sycamore St

Paramus Nj 07652

Cora Aydin Cust
Nyman Aydin
Unif Tran Min Act Nj
637 Sycamore St
Paramus Nj 07652

Adnan Aydin Cust
Robert Aydin
Unif Tran Min Act Nj
737 Paramus Road
Paramus Nj 07655


Annette Baer
1351 E Evans Circle
Apt B
Deltona Fl 32725

Courtney Baumann
6901 East Lake Mead Blvd Apt 1173
Las Vegas Nv 89115

Adele Berger Cust
Erica Camille Berger
Unif Tran Min Act ca
6 Twin Branch
Irvine ca 92620

Adele Berger Cust
Joshua Derek Berger
Unif Tran Min Act ca
6 Twin Branch
Irvine ca 92620

Barbara Jane Bernet
9321 Mountain Rise Ave
Las Vegas Nv 89129

Gorana C. Bier
16 Monica Drive
Edison Nj 08820

Robert R. Bier
Fbo Justin Edward Bier Education Trust
16 Monica Drive
Edison Nj 08820

Robert R Bier Cust
Unif Tran Min Act Nj
16 Monica Drive

Edison Nj 08820

Robert Bier
16 Monica Drive
Edison Nj 08820

Robert R. Bier &
Gorana C. Bier Ten Com
16 Monica Drive
Edison Nj 08820

Lynda Grahill Bland C/f
Carson Grahill Bland
5910 Rolston Road
Bethesda Md 20817

Suzie J. Bopp
1055 Kennebunk Circle
Henderson Nv 89015

Nicholas Boustiskaris
99 Dewey Ave
Colonia Nj 07067

Scott Boutiskaris
99 Dewey Avenue
Colonia Nj 07067

Lance Bradford
3441 Eastern Avenue
Las Vegas Nv 89109

Isabel Branco Cust
Anthony Branco
Unif Tran Min Act Nj
C/o Park Getty
574 Inman Ave
Colonia Nj 07076

Lisa H. Bredhoff
C/o L. Brenner
3607 Greytone Drive Apt 2122
Austin Tx 78731

Richard T. Bredhoff
495 Madison Drive
E. Windsor Nj 08520


Susan Joan Bredhoff
495 Madison Drive
East Windsor Nj 08520

Donald R. Matz Cust
Darren Brill
Unif Tran Min Act ca
16947 Otsego Street
Encino ca 91316

Donald M. Matz Cust
Kristen Brill
Unif Tran Min Act ca
16947 Otsego Street
Encino ca 91316

Herman Brockman
104 Lexington Ave
Bayonne Nj 07002-4241

Steve Brockman
2304 Carinth Way
Henderson Nv 89014

Brookside Associates Inc.
Attn Dr. David Olin
1129 Madison Ave
Rahway Nj 07065

Brutello Investments Nv
C/o Frontstreet 5 Suite 5
Attn: Millicent a Acuna Lopez-de Weever
Philipsburg
St Maarten Netherlands Antilles

Silvia Buckley
804 Lacy Lane
Las Vegas Nv 89105

Stephen Byrne
1808 Dalton Drive
Henderson Nv 89014

Steve Byrne
1808 Dalton Drive
Henderson Nv 89014

Rui L. Caleiro Cust
Luis M Caleiro
Unif Tran Min Act Nj
121 Edgewood Ave
Colonia Nj 07067

Richard De Capua
30600 N. Pima Rd. Lot 182

Scottsdale Az 85262

Aurelio Cardoso
605 Peach St. Village
Avenel Nj 07001

Ryan J Carter
54 B Wave Crest
Winfield Nj 07036

Pat a Castellano
708 Raritan Road
Clark Nj 07066

Wayne Francis Cebollero Cust
Justin M. Cebollero
Unif Tran Min Act Ny
35 Cameo Road
Commack Ny 11725

Lisa M. Cebollero &
Wayne Franis Cebollero Jt Ten
35 Cameo Road
Commade Ny 11725

Wayne Francis Cebollero Cust
Nicholas a Cebollero
Unif Tran Min Act Ny
35 Cameo Road
Commack Ny 11725

Wayne Francis Cebollero
35 Cameo Road
Cammack Ny 11725

Dominic Cervello
221 Olive Street
Kansas City Mo 64124

Joan Charkowski
3148 Woodland Ave
S Plainfield Nj 07080

Vito J Chiaravalloti
8a Eldridge Ave
Middletown Nj 07748

Daniel Chin Cust
Alexander G Chin
Unif Tran Min Act Nj
83 Westfield Ave
Clark Nj 07066

Daniel Chin Cust
Sarah a Chin
Unif Tran Min Act Nj
83 Westfield Ave
Clark Nj 07066

Daniel a Chin Cust
Simon Chin
Unif Tran Min Act Nj
83 Westfield Ave
Clark Nj 07066

Daniel Chin Cust
Steven a Chin
Unif Tran Min Act Nj
83 Westfield Ave
Clark Nj 07066

Julie Cohen Cust
David Cohen
Unif Tran Min Act Nj
844 Castle Drive
Tomsriver Nj 08753

Julie Cohen Cust
Kristen Cohen
Unif Tran Min Act Nj
844 Castle Drive
Tomsriver Nj 08753

Julie Cohen Cust
Steven Cohen
Unif Tran Min Act Nj
844 Castle Drive
Tomsriver Nj 08753

Arthur R Talbot Cust
Melody E Colacino
Unif Tran Min Act Nj
106 Hart St
Clark Nj 07066

Arthur R. Talbot Cust
Nicholas Colacino
Unif Tran Min Act Nj
106 Hart St.
Clark Nj 07066

Gail Ann Kraus Cust
Kevin Patrick Collins
Unif Tran Min Act Nj

2013 Boynton Ave.
Clark Nj 07066

Paul Connaghan
9500 Cloudcroft Ave.
Las Vegas Nv 89134

Paul R. Connaghan &
Susan E. Connaghan Jt Ten
9500 Cloudcroft Ave
Las Vegas Nv 89134

Sean R. Cronin Cust
Cole Parker Cronin
Unif Tran Min Act Nj
21 Woods Road
New Egypt Nj 08533

Sean R. Cronin
21 Woods Road
New Egypt Nj 08533

Kristen L Curry
1039 Fremont St
Apt 16
Menlo Park ca 94025

Maria Cutinello Cust
Aimee Cutinello
Unif Tran Min Act Nj
82 Briarheath Lane
Clark Nj 07066

Maria Cutinello Cust
Christine Cutinello
Unif Tran Min Act Nj
82 Briarheath Lane
Clark Nj 07066

Marco Cutinello &
Barbara Cutinello Ten Com
74 Emerald Place
Clark Nj 07066

Maria Cutinello
82 Briarheath Lane
Clark Nj 07066

Mark T Cutinello
82 Briarheath Lane
Clark Nj 07066

Dawnmarie Damiani
53 Shirra Ave
Staten Island Ny 10314

Jacobs Joseph Danovan
8858 Chestnut Roan Way
Alpine ca 92109

John Dawson
3052 Sabine Hill Avenue
Henderson Nv 89012

Shannon H. Dawson
3052 Sabine Hill Ave
Henderson Nv 89012

Arthur Dejoya
6223 Diazo Street
N. Las Vegas Nv 89031

Janet E Denisi Cust
Gaia Denisi
Unif Tran Min Act Nj
15 Shelley Road
Short Hills Nj 07083

Janet E. Denisi
15 Shelley Road
Short Hills Nj 07083

Samuel F. Denisi
15 Shelley Road
Short Hills Nj 07085

Dawnmarie Damiani C/f Nicole Dequarto
53 Shirra Ave
Staten Island Ny 10314

Dawnmarie Damiani Cust
Peter Dequarto
Unif Tran Min Act Ny
53 Shirra Ave
Staten Island Ny 10314

Robert Dibias
3830 Ocean Birch Drive
Corona Del Mar ca 92625

Dillon Investments Ltd
Attn: Denise Brown-scott
277 Park Avenue 13th Floor
New York Ny 10271

Richard Dinardo
592 River Bed St
Las Vegas Nv 89110

Eva Christina Dotson
7912 White Grass Ave
Las Vegas Nv 89131

Richard Driggers
523 Crestway Drive
Henderson Nv 89015

Grace B. Early
15 Edice Road
Stanford Ct 06905

Errol Erkman
1116 Stone St.
Rahway Nj 07065

Ronald Favor Jr.
252 W. Prescott Ave
Edison Nj 07067

Andrew L. Feld Cust
Dyanna R. Feld
Unif Tran Min Act Nm
4421 Hidden Valley Court Ne
Albuquerque Nm 87110

Andrew L. Feld Cust
Michael C. Feld
Unif Tran Min Act Nm
4421 Hidden Valley Court Ne
Albuquerque Nm 87111

Robert Ferra
8224 West Hammer Lane
Las Vegas Nv 89149

Elizabeth Filippatos C/f George J. Filip
16 Stonehedge Road
Milington Nj 07946

George Filipatos C/f Ronnie Filipatos
158 Spring Ridge Drive
Berkeley Heights Nj 07922

Elizabeth Filappatos Cust
Eleni Jane Filippatos
Unif Tran Min Act Nj

16 Stonehedge Road
Milington Nj 07946

Kathy Filippatos C/f Jerry Filippatos
241 Livingston Ave.
New Providence Nj 07974

David M. Fine
1301 Circle Drive
West Chester Pa 19382


Janet E. Fine
1301 Circle Drive
West Chester Pa 19382

Jonathan E. Fine
1301 Circle Drive
West Chester Pa 19382

Robert Fine
111 Ashley Avenue
Brielle Nj 08730

Millie Ford C/f Wayne E. Ford
2064 E. Wellington Road
Newton Pa 18940

Millie Ford C/f Leah N. Ford
2064 E. Wellington Road
Newton Pa 18940

Wayne Ford
2064 E. Wellington Road
Newton Pa 18940

Arvis Forrest
1289 Ironwood
Boulder City Nv 89005

Dean Galasso & Lori Galasso Ten Com
320 E. 46th St Apt 22 F
New York Ny 10017

Louis Galasso Iii C/f Christina Galasso
19 Kingslet Drive S
Cranbury Nj 08512

Paul P. Galasso
9 Little Falls Way
Scotch Plains Nj 07076

Anthony Gattini
86 Teal Court
Highstown Nj 08520

Anthony Gattini C/f Ryan Matthew Gattini
86 Teal Court
Heightstown Nj 08520

Marian Georgeles
99 Dewey Ave
Colonia Nj 07067

Gary Geraci
69 Francis Ave
Hamilton Nj 08629

Charles Eric Von Goerken
7901 Aspect Way
Las Vegas Nv 89128

Carolyn G. Goldman
16319 E. Jacklin Drive
Fountain Hills Az 85268

John Grahill C/f Robert J. Grahill
1197 Pierpoint St
Rahway Nj 07065

Madelyn J. Grahill
139 Coddington St
Rahway Nj 07065

Laura Granelli Cust
Kara Granelli
Unif Tran Min Act Nj
113 Highland Ave.
Neptune Nj 07753

Pierto Grastella
640 Klondike Ave.
Staten Island Ny 10314

Dr Bernard Greenblatt Tr
880 Buffwood Avenue
Las Vegas Nv 89123-0562

Bernard Greenblatt Ttee Fbo
Bernard Greenblatt Dtd 7-15-1996
880 Buffwood Ave.
Las Vegas Nv 89123-0562

John Greico

1336 Maple Grove
Las Vegas Nv 89108


Benny Guastella
33 Brookside Road
Leonardo Nj 07737

Jack Guastella Cust
Christina Guastella
Unif Tran Min Act Nj
51 Maple Wood
Bogota Nj 07603

Jack Guastella &
Esther Guastella Jt Ten
51 Maplewood
Bogota Nj 07603

Laura Guastella Cust
Kimberly M Guastella
Unif Tran Min Act Nj
33 Brookside Road
Leonardo Nj 07735

Jack Guastella Cust
Peter Guastella
Unif Tran Min Act Nj
51 Maplewood
Bogota Nj 07063

Laurie Guastella Cust
Sarah E Guastella
Unif Tran Min Act Nj
33 Brookside Road
Leonardo Nj 07737

Albert Mark Guerriero
P.o. Box 319
Garwood Nj 07027-0319

Carl Gurney
93 Spruce St.
Port Reading Nj 07064

Valerie a Gustofson Cust
Beth a Gustofson
Unif Tran Min Act Nj
1116 Stone St.
Rahway Nj 07065

Valerie Anne Gustofson Cust
Eric M Gustofson
Unif Tran Min Act Nj
1116 Stone St.
Rahway Nj 07065

Valerie a Gustofson Cust
Kimberly Gustofson
Unif Tran Min Act Nj
1116 Stone St.
Rahway Nj 07065

Valerie Anne Gustofson
1116 Stone St
Rahway Nj 07065

Steve Haldemen
1100 E. Sahara Ave.
#106
Las Vegas Nv 89104

Donna Hirsch Cust
Lea C Hirsch
Unif Tran Min Act Nj
15 Shelley Road
Short Hills Nj 07083

Richard Hirsch
15 Shelley Road
Short Hills Nj 07087

Donna L Hirsh
15 Shellet Road
Short Hill Nj 07083

Frank Hoefert Iii
238 Glastonbury Lane
Somerset Nj 08873

Robert Hornstein
8217 Turtle Creek Circle
Las Vegas Nv 89113

Beverly Hunt
829 Terrace Ave.
Woodbridge Nj 07095


Ray Hunt Cust
Eric E Hunt
Unif Tran Min Act Nj
829 Terrace Ave.

Woodbridge Nj 07095

Ray Hunt Cust
Jason J Hunt
Unif Tran Min Act Nj
829 Terrace Ave.
Woodbridge Nj 07095

Ray Hunt Cust
Joseph R Hunt
Unif Tran Min Act Nj
829 Terrace Ave.
Woodbridge Nj 07095

Ray Hunt
829 Terrace Ave.
Woodbridge Nj 07095

Sycamore Group Ltd Inc.
Attn George Spiridis
611 Sycamore St
Rahway Nj 07065

Anthony Inverno Cust
Anthony Inverno
Unif Tran Min Act Nj
152 Central Ave
Clark Nj 07060

Anthony J Inverno
38 Teabery Drive
Edison Nj 08820

Debra Inverno
54b Wavecrest Ave
Winfield Nj 07036

Anthony Inverno Cust
Gordon Inverno
Unif Tran Min Act Nj
152 Central Ave.
Clark Nj 07066

Ian A. Inverno
38 Teaberry Drive
Edison Nj 08820

Donovan Jacobs
2295 Needham Road
#41
El Cajon ca 92020

Daniel R Jayson Cust
Andrew F Jayson
Unif Tran Min Act Nj
5 Wheatley Court
Scotch Plains Nj 07076

Daniel R. Jayson
5 Wheatley Court
Scotch Plains Nj 07076

Daniel R Jayson Cust
Nicholas D Jayson
Unif Tran Min Act Nj
5 Wheatley Court
Scotch Plains Nj 07076

Thomas J Kacerek Cust
Krystina Kacerek
Unif Tran Min Act Nj
13 North Road
Warren Nj 07059

Thomas J Kacerek Cust
Thomas Kacerek Jr
Unif Tran Min Act Nj
13 North Road
Warren Nj 07059

Thomas Kacerek    500
13 N. Road
Warren Nj 07059-7114

George Kalopoulos
Kesarias 22
Nikea-piraeus Greece

George Kalopoulos Cust
Grigoria Kalopoulos
Unif Tran Min Act
Kesarias 22
Nikea-piraeus Greece

George Kalopoulos Cust
Olga Kalopoulos
Unif Tran Min Act
Kesarias 22
Nikea-piraeus Greece

Harry Karis
15 Pointview Terrace
Bayonne Nj 07052

Mike Khoda
148 Mcfarlane Road
Colonia Nj 07067

Mike Khoda Cust
Sena Khoda
Unif Tran Min Act Nj
148 Mcfarland Road
Colonia Nj 07067

John Paul Kirwin Iii Cust
Alexander Garnett Kirwin
Unif Tran Min Act Pa
19 Park Ave
East Fallowfield Pa 19320

John Kirwin Cust
Beatrix Dorothy Kirwin
Unif Tran Min Act Pa
19 Park Ave
E. Fallowfield Pa 19320

John Paul Kirwin Cust
Caroline Huntley Kirwin
Unif Tran Min Act Nj
19 Park Ave.
East Followfield Pa 19320

John Paul Kirwin Iii
19 Park Ave.
E. Fellow Field Pa 19320

Evdoxia Koritsoglou
Miriofitou 29
Nikea-piraeus
Eec Pas E161051 Greece

Steve Kozmary
9616 Gavin Stone Avenue
Las Vegas Nv 89128

Marvin F. Kraushar
98 Heller Pkwy
Newark Nj 07104

Marc Lantzman Cust
David Lantzman
Unif Tran Min Act ca
P.o. Box 675621
Rancho Sante Fe ca 92067

Marc Lantzman Cust

Elsa Lantzman
Unif Tran Min Act ca
P.o. Box 675621
Rancho Sante Fe ca 92067

Marc Lantzman Cust
Justin Lantzman
Unif Tran Min Act ca
P.o. Box 675621
Rancho Sante Fe ca 92067

Marc Lantzman
P.o. Box 675621
Rancho Sante Fe ca 92067

Denise Lavroff Cust
Andrew U Lavroff
Unif Tran Min Act Nj
17 Hampton Court
Matawan Nj 07747

Denise Lavroff
17 Hampton Court
Matawan Nj 07747

Denise Lavroff Cust
Marissa E Lavroff
Unif Tran Min Act Nj
17 Hampton Court
Matawan Nj 07747

Denise Lavroff Cust
Sarah a Lavroff
Unif Tran Min Act Nj
17 Hampton Court
Matawan Nj 07747

Steve Lewkowicz Cust
Daniel a Lewkowicz
Unif Tran Min Act Nj
8 Sinclair Road
Edison Nj 08820

Steve Lewkowicz Cust
Joshua G Lewkowicz
Unif Tran Min Act Nj
8 Sinclair Road
Edison Nj 08820

Steve Lewkowicz Cust
Michelle I Lewkowicz
Unif Tran Min Act Nj

8 Sinclair Road
Edison Nj 08820

Steven A. Lewkowicz
8 Sinclair Road
Edison Nj 08820

Lhs Associates & Co Lp
Attn Stephen Silberstein
3 Priority Court
Melville Ny 11747

John C. Lish
170 Henning Road
Farmington Pa 15437

Elysse R. London
9 Doe Court
Clarksburg Nj 08510

Gail London
9 Doe Court
Clarksburg Nj 08510-1510

Jeffery London
9 Doe Court
Clarksburg Nj 08510

Leona Lubliner
880 Buffwood Avenue
Las Vegas Nv 89123

Edward Lubrano Cust
Anthony Lubrano
Unif Tran Min Act Nj
77 Longview Drive
Greenbrook Nj 08812

Edward Lubrano Cust
Christopher Lubrano
Unif Tran Min Act Nj
77 Longview Drive
Greenbrook Nj 08812

Edward Lubrano
14 Ginesi Drive
Clark Nj 07066

Joe Lubrano
1631 Terrill Road
Scotch Plains Nj 07076

Joe Lubrano Sr Cust
Joe Lubrano Jr
Unif Tran Min Act Nj
1631 Terrill Road
Scotch Plains Nj 07076

Darlene B Lyndes
2340 Camero Avenue
Las Vegas Nv 89123-2510

Christine Mangione
6300 Tropicana Avenue
Las Vegas Nv 89103

Jorge Masihy Cust
Alexandria Masihy
Unif Tran Min Act Fl
11010 Sw 163rd Street
Miami Fl 33157

Jorge Masihy Cust
Jorge E. Masihy
Unif Tran Min Act Fl
11010 Sw 163rd Street
Miami Fl 33157

Joan D Masino
161 Meadow Road
Clark Nj 07066

Randy J Matz Cust
Daniel a Matz
Unif Tran Min Act Il
33 W. 630 Mane Barn Lane
Wayne Il 60184

Don Matz
14954 Delano Street
Van Nuys ca 91411

Donald Robert Matz
13503 Chellenham Dr.
Sherman Oaks ca 91423-4817

Randy J Matz Cust
Samantha F Matz
Unif Tran Min Act Il
33 W. 630 Mane Barn Lane
Wayne Il 60184

Peggy May
901 Brush Street #72

Las Vegas Nv 89102

Peggy Sue May
901 Brush # 72
Las Vegas Nv 89102

Colin Mccavitt
11720 E. Sand Hills Road
Scottsdale Az 85255

Robert Mcmullen Cust
Matthew R. Mcmullen
Unif Tran Min Act Nj
37 Princeton Pine Place
Brick Nj 08723

Robert Mcmullen Cust
Morgan E Mcmullen
Unif Tran Min Act Nj
37 Princeton Pines Place
Brick Nj 08723

Robert Mcmullen
37 Princeton Pines Place
Brick Nj 08723

Deette Mcpherson
3337 Michelangelo Court
Las Vegas Nv 89129

Linda Merialdo
1295 Ocean Front
Laguna Beach ca 92651

Hugh Merriman
1112 Pinehurst Drive
Las Vegas Nv 89109

Juliet Meyers
4622 Erica Drive
N. Las Vegas Nv 89030

Mabeline Mitchell
9000 S. Las Vegas Blvd. #104
Las Vegas Nv 89102

Stephen G Moore Cust
Brittany Moore
Unif Tran Min Act Nj
44 Westside
Avenel Nj 07001

Stephen G Moore Jr Cust
Kayla Moore
Unif Tran Min Act Nj
44 Westside Avenue
Avenel Nj 07001

Stephen G Moore Cust
Stephen G Moore
Unif Tran Min Act Nj
44 Westside Avenue
Avenel Nj 07001

Stephen G Moore &
Janet M Moore Jt Ten
44 Westside Avenue
Avenel Nj 07001

Jerry Moreo
485 Annet Street
Henderson Nv 89012

Tracy Lin Culinnan Cust
Chreestine T Mullen
Unif Tran Min Act Nj
241 Maple Avenue
Dunellen Nj 08812

Tracy Lin Cullinan Cust
James M Mullen
Unif Tran Min Act Nj
241 Maple Avenue
Dunellen Nj 08812

Patrick Murray Cust
Aden Murry
Unif Tran Min Act Ontario
Po Box 595
Killbridge on L0p 1g0 Canada

Tim Murray Cust
Emma Murry
Unif Tran Min Act Canada
113 Strath Avenue
Toronto on M8x 1r9 Canada

Patrick Murray Cust
Meghan Murry
Unif Tran Min Act Ontario
Po Box Killbridge
Ontario on L0p 1g0 Canada

Norberto M Neves

16 Dousen Lane
Scotch Plains Nj 07076

Mike Newell
2042 Troon Drive
Henderson Nv 89014

Eleni Nicola
2203 Kennedy Blvd.
Jersey City Nj 07068

Eleni Nicola &
Panayis Nicola Jt Ten
2203 Kennedy Blvd.
Jersey City Nj 07304

Panayis Nicola
2203 Kennedy Blvd
Jersey City Nj 07068

Chris Nicolaou
14 Frederick Drive
Ocean Nj 07712

Chris Nicolaou &
Georgia Nicolaou Jt Ten
14 Frederick Drive
Ocean Nj 07712

Georgia Nicolaou
14 Frederick Drive
Ocean Nj 07712

Nicholas Nicolaou
2203 Kennedy Blvd
Jersey City Nj 07304

Chris Nicolaou Cust
Nicholas Nicolaou
Unif Tran Min Act Nj
14 Frederick Drive
Ocean Nj 07712

Peter Nicolaou
14 Frederick Drive
Ocean Nj 07712

Peter Nicolaou
39 Lawrence Pennington Road
Lawrenceville Nj 08648

Jessica Nilsson

5626 Open Court
Las Vegas Nv 89118

Robert Ogren
3768 Rick Stratton Drive
Las Vegas Nv 89120

Richard S Olin
132 Greenwood Drive
Millington Nj 07946

Jorge Masihy Cust
Alehandro M. Ortiz
Unif Tran Min Act Fl
11010 Sw 163rd Street
Miami Fl 33157

Jorge Masihy Cust
Paola A. Ortiz
Unif Tran Min Act Fl
11010 Sw 163rd Street
Miami Fl 33157

Dimitrios Papazoglou Cust
Dimitri Papazoglou
Unif Tran Min Act Ny
2665 S. Seaman Neck Road
Seaford Ny 11783

Dimitrios Papazoglou &
Maple E Papazoglou Jt Ten
2665 S. Seamans Neck Road
Seaford Ny 11783

Dimitrios Papazoglou Cust
Natasha Papazoglou
Unif Tran Min Act Ny
2665 S. Seamans Neck Road
Seaford Ny 11783

Dimitrios Papazoglou Cust
Xenophon Papazoglou
Unif Tran Min Act Ny
2665 S. Seamans Neck Road
Seaford Ny 11783

Paxton Ltd
Frontstreet 5 Suite 5
Attn: Hans Pfennings
Philipsburg
St Maaretn Netherlands Antilles

Peter Perillo Cust
Michael P Perillo
Unif Tran Min Act Nj
27 Colton Circle
W. Orange Nj 07052

Denise M Petrello Cust
Nicholas a Petrello
Unif Tran Min Act Nj
28 Alexis Court
Colonia Nj 07067

Denise M Petrello Cust
William J Petrello
Unif Tran Min Act Nj
28 Alexis Court
Colonia Nj 07067

Lei Shine Pi
9512 Scenic Sunset Drive
Las Vegas Nv 89117

Kellie Piazza
4608 Imperial Beach Ave.
Las Vegas Nv 89030

Anne Pink
3166 Swallow Lanve
Las Vegas Nv 89121

A.w. Pohlman
6625 Pickford Lane
Las Vegas Nv 89107

Andy Politi Cust
Alexa T. Politi
Unif Tran Min Act Nj
36 Buttonwood Drive
East Brunswick Nj 08816

Andy Politi Cust
Briana L Politi
Unif Tran Min Act Nj
36 Buttonwood Drive
East Brunswick Nj 08816

Mary Politi
36 Button Wood Drive
East Brunswick Nj 08816

Andy Politi Cust
Nikki a Politi

Unif Tran Min Act Nj
36 Buttonwood Drive
East Brunswick Nj 08816

Karen Prata
60 Danny Road
Hyde Park Ma 02136

Andrew Radmin Cust
Alana B Radmin
Unif Tran Min Act
17 Blouchard Road
S. Orange Nj 07079

Andrew Radmin Cust
Alexander C Radmin
Unif Tran Min Act
17 Blouchard Road
S. Orange Nj 07079

Andrew I. Radmin
17 Blanchard Road
S. Orange Nj 07079

Estate of Ruth Radmin
Andrew I. Radmin Pers/rep
17 Blanchard Road
S. Orange Nj 07079

William S. Redd Ttee
The Redd 1996 Trust
2340 Camero Ave
Las Vegas Nv 891232510

Retina Center of New Jersey
Pa Retirement Plan
Attn Marvin F. Kraushar Md
509 E. Broad St
Westfield Nj 07090

Sherry Rhymer
8710 S. College Lane
Tempe Az 85284

Sherry Rhymer &
Bryan E Rhymer Jt
8710 S. College Lane
Temp Az 85284

Rogers & Halderman Ltd.
Cpas - Profit Sharing Plan
1100 E. Sahara Ave


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#106
Las Vegas Nv 89104

Paul Rogers
1100 E. Sahara Ave.
#106
Las Vegas Nv 89104

William H. Rorke
1435 King Court
Green Brook Nj 08812

David Russo
547 Line Road
Aberdeen Nj 07747

Sherry Rymer Cust
Dana Rymer
Unif Tran Min Act Az
8710 S. College Lane
Tempe Az 85284

Sherry Rymer Cust
Drew Rymer
Unif Tran Min Act
8710 S. College Lane
Tempe Az 85284

Elaine Sherman
1872 Stablegate Avenue
Henderson Nv 89012

Stella M. Shih Cust
James S Shih
Unif Tran Min Act Nj
78 Old Smalleytown Road
Warren Nj 07039

Stella Shih
78 Old Smalley Twp Road
Warren Nj 07059

Stella M Shih Cust
Timothy Y Shih
Unif Tran Min Act Nj
78 Old Smalleytown Road
Warren Nj 07059

Emanuel Shustek
2057 Summer Blossom Court #101
Las Vegas Nv 89134



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Mike Shustek
129 Augusta Street
Henderson Nv 89014

Sklar Warren Williams & Rosenfeld Llp
221 N. Buffalo
Suite a
Las Vegas Nv 89128

Joseph Sohler
248 Heyel Ave W
Edison Nj 08820

Yolanda M Sohler
248 Hegel Ave W
Edison Nj 08820

James Souza Jr.
28 Alexis Court
Colonia Nj 07067

Anthony Spatola
29 Farnworth Close
Treehold Nj 07728

Cathy Spatola
111 Dundee Court
Aberden Nj 07747

Anthony Spatola Cust
Danielle Spatola
Unif Tran Min Act Nj
29 Farnworth Clouse
Freehold Nj 07728

Fran Spatola
140 Micki Drive
Morganville Nj 07751

Michael V. Spatola
5 Barkley Road
Old Bridge Nj 08857

Nicholas J. Spatola
5 Barkley Road
Old Bridge Nj 08857

Paul V. Spatola
5 Barkley Road
Old Bridge Nj 08857

Peter Spatola

140 Micki Drive
Morganville Nj 07751

Rosario Spatola
140 Micki Drive
Morganville Nj 07751

Sammy V. Spatola
5 Barkley Road
Old Bridge Nj 08857

Vicki a Spatola
5 Barkley Road
Old Bridge Nj 08857

Edward Spinello Cust
Amanda N Spinello
Unif Tran Min Act Nj
1011 Woodbridge Commons
Iselin Nj 08830

Chris Spinello
432 Old Dover Road
Colonia Nj 07067

David Spinello
298 Westgate Drive
Edison Nj 08820

Edward A. Spinello
1011 Woobridge Commons
Iselin Nj 08830

Christopher Spinello &
Jennifer Spinello Jt
432 Old Dover Road
Colonia Nj 07067

George M. Spiridis
611 Sycamore St
Rahway Nj 07065

Ben Spirn
805 Dartmoor
Westfield Nj 07090

Marc Spirn
805 Dartmoor
Westfield Nj 07090

Sharon Spirn
805 Dartmoor

Westfield Nj 07090

Don Stanley
479 Mission Springs
Henderson Nv 89012

William Don Stanley
479 Mission Springs St
Henderson Nv 89012

Marvin Starker
7630 Cougar Creek
Las Vegas Nv 89123

Charles C. Strillacci
112 Lincoln Blvd
Clark Nj 07066

Chales Strillacci Cust
Charley L Strillacci
Unif Tran Min Act Nj
112 Lincoln Blvd
Clark Nj 07066

Arthur R. Talbot
106 Hart St.
Clark Nj 07066

Gregory J. Taylor
40 E. Grant Ave.
Colonia Nj 07067

Gina M. Torreta
983 New Dover Road
Edison Nj 08817

Jack Torretta Cust
Calogero Torretta
Unif Tran Min Act Nj
983 New Dover Road
Edison Nj 08820

Jack Torretta
983 New Dover Road
Edison Nj 08820

Adama Toure
32 Gifford Ave #4d
Jersey City Nj 07304

Adama Toure &
Donna Toure Jt Ten


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32 Gifford Ave #4d
Jersey City Nj 07304

Megan Tracy
131 Gertrude St.
Clark Nj 07066

Jennifer E. Tsuneta
3339 Epson St.
Las Vegas Nv 89129

Jennifer E. Tsuneta
3339 Epson St
Las Vegas Nv 89129

William S. Redd Ttee
The Redd 1996 Trust
Dtd 10-14-96
2340 Camero Ave.
Las Vegas Nv 89123-2510

United Enterprises Sa
C/o Wilson Davis Securities
Attn: Bill Wheelen
1300 N Federal Hwy Suite 201b
Boca Raton Fl 33432

John Urbem
95 Wachung Ave
North Plainfield Nj 07060

Vassar Overseas Corporation
Frontstreet 5 Suite 5
Attn: Hans Pfennings
Philipsburg
St Maarten Netherlands Antilles

Laurene Volkel Cust
Chasen Volkel
Unif Tran Min Act Nj
2816 Via Segovia Estate
Palos Verde ca 90274

Laurene Volkel
2816 Via Segovia Estate
Palos Verde ca 90274

Robert Volkel &
Lawrence R Volkel
Fbo Volkel Family Trust
Dtd 10-21-93
2816 Via Segovia


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Palos Verdes Estates ca 90274

Laurene Volkel Cust
Troy Volkel
Unif Tran Min Act Nj
2816 Via Segovia Estate
Palos Verde ca 90274

Gina Vorrius Cust
Alessia Vorrius
Unif Tran Min Act Nj
13 Wendell Place
Clark Nj 07066

Gina L. Vorrius
13 Wendell Place
Clark Nj 07066

Gina Vorrius Cust
Jenna Vorrius
Unif Tran Min Act Nj
13 Wendell Place
Clark Nj 07066

Clifford D. Wangerin
8516 Bayland Drive
Las Vegas Nv 89134

Betty June Watson
3875 Cambridge Street Apt. 1012
Las Vegas Nv 89114

Kristen Weissleader
4800 Tropicana #1022
Las Vegas Nv 89121

Cathleen M Werrlein
146 E. Golf Ave
South Plainfield Nj 07080

Mike J. Whiteaker
4008 Tyler William Lane
Las Vegas Nv 89130

Anthony Spatola Cust
Drew Woods
Unif Tran Min Act Nj
29 Patnworth Close
Freehold Nj 07728

Paula Woods
3 Murrlane


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Howell Nj 07731

Kenneth H. Wyatt &
Phyllis P Wyatt
Fbo Kenneth H & Phyllis P Wyatt
Family Trust Dtd 6-4-1986
P.o. Box 370400
Las Vegas Nv 89137-0400

Russel J. Yeager Cust
Kevin J. Yeager
Unif Tran Min Act Nj
41 Arlene Court
Fanwood Nj 07023

Richard A. Yoken
3 Lily Pond Place
Chappaqua Ny 10514

Michael E. Young Cust
Gregory S Young
Unif Tran Min Act Nj
462 Glenwood
Thousand Oaks ca 91362

Henry Young
14954 Delano Street
Van Nuys ca 91411

Henry Young
13503 Cheltenham Drive
Sherman Oaks ca 91423-4817

Michael E. Young Cust
Jeremy a Young
Unif Tran Min Act Nj
462 Glenwood
Thousand Oaks ca 91362

Michael E. Young Cust
Rachel B Young
Unif Tran Min Act Nj
462 Glenwood
Thousand Oaks ca 91362

John N. Zemkoski Cust
Jenna N. Zemkoski
Unif Tran Min Act Nj
46 Christie St
Edison Nj 08820

John Zemkoski Cust


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John M. Zemkoski
Unif Tran Min Act Nj
46 Christie St
Edison Nj 08820